CONSULTING AGREEMENT
                              --------------------


     This CONSULTING AGREEMENT (this "Agreement") is made and entered into as of
                    , 2001, by and between Anza Properties, Inc. (hereinafter referred to as the "Company") and Lawrence W. Horwitz (hereinafter referred to as the "Consultant") (collectively, the "Parties").

                                 R E C I T A L S
                                 ---------------

WHEREAS, Consultant is a licensed attorney in the state of California who has provided legal services and related advice to the Company;

WHEREAS, the Company wishes to engage the services of Consultant to provide legal and general business consulting services (the "Consulting Services").

NOW, THEREFORE, in consideration of the mutual promises herein contained, the Parties hereto hereby agree as follows:

1.     CONSULTING  SERVICES

     Consultant hereby agrees to utilize its best efforts in performing the Consulting Services. It is understood that Consultant shall provide approximately 20 hours per week on matters for the Company, eight hours of, which will involve the Consultant physically being at the Company's principal place of business. The Company understands that this amount of time may vary and that the Consultant may perform Consulting Services for other companies. These consulting services shall include the negotiation and documentation of real estate transactions; the drafting of real estate management and similar contracts; assistance in analyzing the financial viability of potential real estate projects and other general legal and business matters. It is agreed that the provision of these services is on behalf of the holder of the Bonds issued by the Company and shall not be construed as the legal representation of the Company or any of its affiliated companies.

2.     TERM  OF  AGREEMENT

     This Agreement shall be in full force and effect commencing upon the date hereof and concluding 12 months thereafter ("Termination Date"). On or before the Termination Date the parties shall mutually discuss whether an extension of this Agreement under the terms contained herein or different terms shall be appropriate.

3.     COMPENSATION  TO  CONSULTANT

     The Consultant's compensation for the Consulting Services shall be as follows:

(a)     $20,000  payable  upon  execution  of  this  Agreement;

     (b) Commencing November 1, 2001 the Consultant shall receive $5,000 per month for eight consecutive months. E-Net Financial guarantees the payment of this amount.

     (c)     One  million  options  in  the form attached hereto as Exhibit "A".
                                                                    -----------

4.     INDEPENDENT  CONTRACTOR

     Both the Company and the Consultant agree that the Consultant will act as an independent contractor in the performance of his duties under this Agreement. Nothing contained in this Agreement shall be construed to imply that Consultant, or any consultant, agent or other authorized representative of Consultant, is a partner, joint venture participant, agent, officer or consultant of Company.

5.     MISCELLANEOUS

     (a)     Waiver.  No  waiver  by  a party of any provision of this Agreement
             -------
shall be considered a waiver of any other provision or any subsequent breach of the same or any other provision. The exercise by a party of any remedy provided in this Agreement or at law shall not prevent the exercise by that party of any other remedy provided in this Agreement or at law.

     (b)     Assignment.  This  Agreement shall be binding upon and inure to the
             -----------
benefit of the Parties hereto and no assignment shall be allowed without first obtaining the written consent of the non-assigning party.

     (c)     Severability.  In  any  condition  or  covenant herein contained is
             -------------
held to be invalid or void by any court of competent jurisdiction, the same shall be deemed severable form the remainder of this Agreement and shall in no way effect the other covenants and conditions contained herein.

(d)     Amendment.   This  Agreement  may be amended only by a written agreement
        ----------
executed  by  all  Parties  hereto.

(e)     Conflict  of  Interest.  Both Consultant and the Company (the "Parties")
        -----------------------
hereby agree and acknowledge that Lawrence W. Horwitz and the law firm of Senn Palumbo Meulemans, LLP ("SPM"), is representing only the Consultant in the drafting of this Agreement, as it has a conflict of interest in representing both the Consultant and the Company. The Company has acknowledged that it has retained independent counsel to review this Agreement prior to its execution.

                          [SIGNATURES FOLLOW NEXT PAGE]

     IN WITNESS WHEREOF, the Parties hereto have placed their signatures hereon on the day and year first above written.

"COMPANY"                                         "CONSULTANT"

ANZA  PROPERTIES,  INC.                           Lawrence  W.  Horwitz


/s/ Vince Rinehart                                /s/ Lawrence  W.  Horwitz
By:     Vince  Rinehart                           Lawrence  W.  Horwitz
Its:     President


FOR  THE  LIMITED  PURPOSE  OF  THE  GUARANTEE  SET  FORTH  HEREIN:


E-NET  FINANCIAL.COM,  INC.


/s/ Vince Rinehart
By: Vince  Rinehart
Title: President & CEO

                                   EXHIBIT "A"
                                   -----------

                                     FORM OF

                             STOCK OPTION AGREEMENT

                                   EXHIBIT "A"
                                   -----------

OPTION  NO._________


                             STOCK OPTION AGREEMENT
                             ----------------------

     This  STOCK OPTION AGREEMENT is made and entered into               , 2001,
by and between E-Net Financial.com, Inc. ("Company"), and Lawrence W. Horwitz, an individual (referred to herein as the "Optionee"), with reference to the following recitals of facts:

     WHEREAS, the Company desires to grant the Optionee a stock option ("Option") to purchase shares of common stock of the Company (the "Shares") upon the terms and conditions hereinafter stated; and

NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto agree as follows:

     1.     Shares;  Price.  The  Company hereby grants to Optionee the right to
            ---------------
purchase, upon and subject to the terms and conditions herein stated, one million Shares for cash at the closing price of the Shares as of the date of this Agreement, such price being not less than the fair market value per share of the Shares covered by these Options as of the date hereof.

     2.     Term  of Option.  This Option shall expire, and all rights hereunder
            ---------------
to  purchase  the  Shares  shall  terminate  five  years  from  the date hereof.

     3.     Exercise.  This Option shall be exercised by delivery to the Company
            --------
of:   (a)  a  written  notice  of  exercise  stating  the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A; (b) a check or cash in
                                              ----------
the amount of the purchase price of the Shares covered by the notice. This Option shall be exercisable in its entirety upon $2 million being converted to equity in the Company the contemplated bond offering. All amounts less than that shall be exercisable on a pro-rata basis (i.e., if $1 from the $5 million offering is converted into equity in E-net from the bond offering, then 20% of the subject options shall be exercisable, regardless of whether the subject listing occurs).

     4.     Termination  of  Independent  Contractor  Status.  If Optionee shall
            -------------------------------------------------
cease to serve as an independent contractor whether voluntarily or involuntarily, other than by the conclusion of the term of Optionee's written Consulting Agreement, then Optionee shall retain all rights set forth herein for vested Options and all non vested options shall terminate and be of no further force or effect.

     5.     Recapitalization. The number of Shares covered by this Option, shall
            ----------------
not be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company. The exercise price of this Option shall not be adjusted upon such a subdivision or consolidation of the shares. The number of such Shares shall be increased/decreased on a pro rata basis in accordance with any stock split, provided, however, in the event of a reverse stock split, the amount of options shall not be reduced below 60% of the amount issued under this option and under no circumstances shall the exercise price of this option be adjusted. Provided, however at no time shall the aggregate shares exercisable under this Option equal greater than 5% of the total shares outstanding on a fully diluted basis (such calculation to be performed at the time of the initial exercise).

     In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company, all options granted herein shall immediately vest and be exercisable. Subject to any required action by the stockholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the vesting provisions of Section 3 shall continue to apply.

6.     Registration  Rights.  The  Optionee  shall  have  the  right to register
       --------------------
Shares covered by vested options on Form S-8 pursuant to Optionee's Consulting Agreement to which this Option is an Exhibit.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                               E-NET  FINANCIAL.COM,  INC.


                                               BY:
                                               ITS:


                                               LAWRENCE  HORWITZ


                                               _________________________________
                                               Lawrence  W.  Horwitz,  Optionee

                                  APPENDIX "A"
                                  ------------

                                     FORM OF

                               NOTICE OF EXERCISE

                                  APPENDIX "A"
                                  ------------

                               NOTICE OF EXERCISE
E-Net  Financial.com,  Inc
3200  Bristol  Street,  Suite  700
Costa  Mesa,  CA  92626


                                     (date)

                          RE:  EXERCISE OF STOCK OPTION


     Notice is hereby given pursuant to Section 3 of my Consulting Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

     Stock  Option  dated:                    ______________________

     Number  of  shares  being  purchased:    ______________________

     Option  Exercise  Price:                 $_____________________

     A check in the amount of the aggregate price of the shares being purchased is attached.

     I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof.

     Further, I understand that, as a result of this exercise of rights, I will recognize income in an amount equal to the amount by which the fair market value of the Shares exceeds the exercise price. I agree to report such income in accordance with then applicable law and to cooperate with Company in establishing the withholding and corresponding deduction to the Company for its income tax purposes.

     I agree to provide to the Company such additional documents or information as may be required by law.



                                         (Signature)


                                         (Name  of  Optionee)